UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2006

MICROMED CARDIOVASCULAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51487 Commission File Number)	98-0228169 (IRS Employer Identification No.)

8965 Interchange Drive Houston, Texas (Address of principal executive offices)	77054 (Zip Code)
Registrant’s telephone number, including area code: (713) 838-9210

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) On December 21, 2006, MicroMed Cardiovascular, Inc., (“MicroMed” or the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as its Independent Registered Public Accounting Firm, effective immediately. The decision was approved by the Company’s Board of Directors.
Ernst & Young’s reports on MicroMed’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle but were modified as to going concern uncertainty.
During MicroMed’s fiscal years ended December 31, 2005 and 2004 and as of December 21, 2006: (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its reports on the financial statements for such years; and (ii) there were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
MicroMed has provided Ernst & Young with a copy of the above disclosures, and has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above statements. A copy of this letter, dated December 22, 2006 , is filed as Exhibit 16.1 hereto.
(b) On December 21, 2006 of the Board of Directors of Micromed Cardiovascular, Inc. (the “Company”) voted to engage Singer, Lewak, Greenbaum & Goldstein LLP to audit the Company’s financial statements for the year ended December 31, 2006.
The Company has not consulted with Singer, Lewak, Greenbaum & Goldstein LLP during its two most recent fiscal years or through December 21, 2006 regarding the application of accounting principles to specific transactions, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters described in Items 304(a)(2)(i) or (ii) of Regulation S-B.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission regarding change in independent registered public accounting firms.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMED CARDIOVASCULAR, INC.
Date: December 22, 2006	By:	/s/ Juliet Markovich
Juliet Markovich
Chief Financial Officer (Duly Appointed Officer)

Exhibit Index

16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission regarding change in independent registered public accounting firms.